CAPITAL FINANCIAL HOLDINGS, INC., AND SUBSIDIARY	Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Capital Financial Holdings, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2009, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Bradley P. Wells, Chief Executive Officer, Chief Compliance Officer and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2009	By /s/ Bradley P. Wells

Bradley P. Wells
Chief Executive Officer, Chief Financial Officer & President